Exhibit 10.2

FORM OF REGISTRATION RIGHTS AGREEMENT

dated as of

[●], 2017

between

MetLife, Inc.

and

Brighthouse Financial, Inc.

TABLE OF CONTENTS

ARTICLE 1	DEFINITIONS		1

1.1.	Definitions		1

1.2.	Other Terms		3

1.3.	Rules of Construction		3

ARTICLE 2	REGISTRATION RIGHTS		4

2.1.	Demand Registration		4

	2.1.1	Request for Registration	4

	2.1.2	Shelf Registration	5

	2.1.3	Selection of Underwriters	5

	2.1.4	Priority on Demand Registrations	6

	2.1.5	Deferral or Suspension of Filing	6

2.2.	Piggyback Registrations		7

	2.2.1	Right to Piggyback	7

	2.2.2	Priority on Piggyback Registrations	8

2.3.	Shelf Registration Statement		9

	2.3.1	Filing	9

	2.3.2	Block Trade	10

2.4.	Holdback Agreements		11

2.5.	Registration Procedures		12

2.6.	Suspension of Dispositions		16

2.7.	Registration Expenses		16

	2.7.1	Demand Registrations	16

	2.7.2	Piggyback Registrations	17

	2.7.3	Block Trades	17

2.8.	Indemnification		18

	2.8.1	Indemnification by SpinCo	18

	2.8.2	Indemnification by Holders	18

	2.8.3	Indemnification Procedures	19

	2.8.4	Contribution	20

	2.8.5	Survival of Indemnification	21

2.9.	Transfer of Registration Rights		21

2.10.	Rule 144		21

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2.11.	Preservation of Rights	21

ARTICLE 3	TERMINATION	22

3.1.	Termination	22

ARTICLE 4	MISCELLANEOUS	22

4.1.	Notices	22

4.2.	Authority	23

4.3.	Governing Law	23

4.4.	Waiver of Jury Trial	24

4.5.	Successors and Assigns	24

4.6.	Severability	24

4.7.	Remedies	24

4.8.	Waivers	25

4.9.	Amendment	25

4.10.	Counterparts	25

ii

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 2017, is between MetLife, Inc., a Delaware corporation (“RemainCo”), and Brighthouse Financial, Inc., a Delaware corporation (“SpinCo”).

R E C I T A L S

WHEREAS, RemainCo and SpinCo are party to that certain Master Separation Agreement, dated as of [●], 2017 (the “Master Agreement”), pursuant to which, among other things, RemainCo intends to transfer shares of SpinCo’s common stock, par value $0.001 (the “Common Stock”), to holders of shares of RemainCo’s common stock (the “Distribution”);

WHEREAS, following the Distribution, RemainCo will continue to own shares of Common Stock; and

WHEREAS, in connection with the Distribution, SpinCo has agreed to provide RemainCo certain registration rights as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Master Agreement. The following terms shall have the meanings set forth in this Section 1.1:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Approved Block Trade” means a block sale or non-marketed underwritten offering of Registrable Securities for a number of Registerable Securities with a market value, as of the closing price of the day immediately prior to such sale or offering, that is equal to at least $15,000,000, in a bid process effected through an underwriter.

“Board of Directors” means the Board of Directors of SpinCo.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Excluded Registration” means a registration under the Securities Act of (i) Registrable Securities pursuant to one or more Demand Registrations pursuant to Section 2.1 hereof, (ii) securities registered on Form S-8 or any similar or successor form, and (iii) securities registered to effect the acquisition of, or combination with, another Person.

“Holder” means (i) RemainCo and (ii) from and after the date hereof, any Permitted Transferee or any direct transferee of RemainCo or a Permitted Transferee who shall become a party to this Agreement in accordance with Section 2.9 and has agreed in writing to be bound by the terms of this Agreement.

“Permitted Transferee” means any Subsidiary of RemainCo.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means SpinCo’s Common Stock and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of SpinCo’s Common Stock, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization, owned by the Holders, whether owned on the date hereof or acquired hereafter; provided, however, that shares of SpinCo’s Common Stock that, pursuant to Section 3.1, no longer have registration rights hereunder shall not be considered Registrable Securities.

“Registration Statement” means any registration statement of SpinCo under the Securities Act that permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, all exhibits, all material incorporated by reference or deemed to be incorporated by reference in such registration statement and all other documents filed with the SEC to effect a registration under the Securities Act.

“Requesting Holders” shall mean any Holder or Holders requesting to have their Registrable Securities included in any Demand Registration or Shelf Registration.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Shelf Registration Statement” means a Registration Statement that contemplates offers and sales of securities pursuant to Rule 415 promulgated under the Securities Act.

“Subsidiary” means (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by RemainCo, either directly or indirectly and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which RemainCo is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner (or a majority of the voting interests of the general partner).

“Underwritten Offering” means a discrete registered offering of securities conducted by one or more underwriters pursuant to the terms of an underwriting agreement.

1.2. Other Terms. For purposes of this Agreement, the following terms have the meanings set forth in the section or agreement indicated.

Term	Section
Advice	Section 2.6
Agreement	Introductory Paragraph
Common Stock	Recitals
Convertible or Exchange Registration	Section 2.7
Demand Registration	Section 2.1.1(a)
Demand Request	Section 2.1.1(a)
Demanding Shareholders	Section 2.1.1(a)
Distribution	Recitals
FINRA	Section 2.5(xvii)
Inspectors	Section 2.5(xiii)
Master Agreement	Recitals
Piggyback Registration	Section 2.2.1
Records	Section 2.5(xiii)
Required Filing Date	Section 2.1.1(b)
Seller Affiliates	Section 2.8.1
Shelf Registration	Section 2.1.2
Suspension Notice	Section 2.6

1.3. Rules of Construction. Unless the context otherwise requires:

(1)	a term has the meaning assigned to it;

(2)	“or” is not exclusive;

(3)	words in the singular include the plural, and words in the plural include the singular;

(4)	provisions apply to successive events and transactions; and

(5)	“herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

ARTICLE 2

REGISTRATION RIGHTS

2.1. Demand Registration.

2.1.1 Request for Registration.

(a) Commencing on the date hereof, any Holder or Holders of Registrable Securities shall have the right to require SpinCo to file a registration statement on Form S-1 or S-3 or any similar or successor to such forms under the Securities Act for a public offering of all or part of its or their Registrable Securities (a “Demand Registration”), by delivering to SpinCo written notice stating that such right is being exercised, naming, if applicable, the Holders whose Registrable Securities are to be included in such registration (collectively, the “Demanding Shareholders”), specifying the number of each such Demanding Shareholder’s Registrable Securities to be included in such registration and, subject to Section 2.1.3 hereof, describing the intended method of distribution thereof (a “Demand Request”). SpinCo shall use its reasonable best efforts to cause Demand Registrations to be registered on Form S-3 (or any similar or successor form) once SpinCo becomes eligible to use Form S-3 (or any similar or successor form).

(b) Subject to Section 2.1.5, SpinCo shall file the registration statement in respect of a Demand Registration as soon as practicable and, in any event, within forty-five (45) days after receiving a Demand Request (the “Required Filing Date”) and shall use reasonable best efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, however, that:

(i) SpinCo shall not be obligated to effect a Demand Registration pursuant to Section 2.1.1(a) unless the Demand Request is for a number of Registrable Securities with a market value, as of the closing price of the day such Demand Registration is submitted, that is equal to at least $100,000,000; and

(ii) Subject to Section 2.1.1(a), (x) RemainCo and its Permitted Transferees will be entitled to request, collectively, up to eight (8) Demand Registrations (including Shelf Registrations) and (y) any Holder that is not RemainCo or its Permitted Transferee will be entitled to request up to (A) if such Holder holds, at the time such Holder becomes party to this Agreement pursuant to Section 2.9, Registrable Securities representing at least fifteen percent (15%) of the then issued and outstanding shares of Common Stock, four (4) Demand Registrations (including Shelf Registrations) or (B) in all other instances, two (2) Demand Registrations (including Shelf Registrations), in each case without a Demand Registration requested pursuant to clause (x) or (y) counting against the total number of demands granted under the other clause. SpinCo and any Holder shall be entitled to participate in a Demand Registration initiated by any other Holder, and SpinCo shall give prompt written notice to each Holder of Registrable Securities other than the Demanding Shareholders (which notice shall be given not less than seven (7) Business Days prior to the anticipated filing date of the registration statement or, in the case of a Shelf Registration Statement, preliminary prospectus supplement in respect of such Demand Registration), which notice shall offer each such Holder the opportunity to include any or all of its Registrable Securities in such registration statement, subject to the limitations contained in Section 2.1.4 hereof. Each such Holder who desires to have its Registrable Securities included in such registration statement shall so advise SpinCo in writing (stating the number of shares desired to be registered) within three (3) Business Days after the date of such notice from SpinCo. Any Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in any registration statement pursuant to this Section 2.1.1 by giving written notice to SpinCo of such withdrawal. Subject to Section 2.1.4 below, SpinCo shall include in such registration statement all such Registrable Securities so requested to be included therein.

(iii) Until the date on which SpinCo first becomes eligible to use a Form S-3 (or any similar or successor form) as a Shelf Registration Statement, SpinCo will not be obligated to effect more than one Demand Registration which, for the avoidance of doubt, shall be in addition to any registration on a Shelf Registration Statement, in any four (4)-month period; provided that the restrictions set forth in this Section 2.1.1(b)(iii) shall be of no further effect from and after such date.

(c) Withdrawal. A Holder may, by written notice to SpinCo, withdraw its Registrable Securities from a Demand Registration at least two Business Days prior to, or such lesser time in such Holder’s reasonable discretion up to, (i) in the case of a Demand Request in response to which SpinCo files a Registration Statement that is not a Shelf Registration Statement, effectiveness of the filing of the applicable Registration Statement or (ii) in the case of a Demand Request in response to which SpinCo files or utilizes a Shelf Registration Statement, the filing of the preliminary prospectus supplement related to the Shelf Registration Statement. Upon receipt of notices from all applicable Holders to such effect, SpinCo shall cease all efforts to seek effectiveness of the applicable Registration Statement, if applicable.

2.1.2 Shelf Registration. With respect to any Demand Registration, so long as SpinCo is eligible to use a Shelf Registration Statement, SpinCo shall effect a registration of the Registrable Securities under a registration statement on Form S-3 (or any similar or successor form) pursuant to Rule 415 under the Securities Act (or any successor rule) (such registration, a “Shelf Registration”).

2.1.3 Selection of Underwriters. At the request of the Holders of a majority of the Registrable Securities held by the Requesting Holders to be registered in a Demand Registration, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of a “firm commitment” Underwritten Offering or, at the sole discretion of such Holders following consultation with SpinCo, any other standard of Underwritten Offering. The Holders of a majority of the Registrable Securities to be registered in a Demand Registration shall select the investment banking firm or firms to manage the Underwritten Offering, provided that such selection shall be subject to the consent of SpinCo, which consent shall not be unreasonably withheld or delayed (except that such consent of SpinCo shall not be required at any time that RemainCo is the holder of a majority of the Registrable Securities to be so registered, provided, however, that RemainCo shall consult with SpinCo and consider SpinCo’s suggestions, if any, in good faith in connection with such selection). No Holder may participate in any registration pursuant to Section 2.1.1 unless such Holder (x) agrees to sell such Holder’s Registrable Securities requested by such Holder to be registered in a Demand Registration on the basis provided in any underwriting arrangements described above and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no such Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Holder’s ownership of the Registrable Securities to be transferred by such Holder free and clear of all liens, claims, and encumbrances, (ii) such Holder’s power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided further, however, that the obligation of such Holders to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling Registrable Securities, and the liability of each such Holder will be in proportion to the respective number of Common Shares proposed to be sold or, if an Underwritten Offering is consummated, actually sold, by each such Holder; and provided further, however, that such liability of each Holder will be limited to the net amount received by such Holder from the sale of his or its Registrable Securities pursuant to such registration.

2.1.4 Priority on Demand Registrations. If a registration pursuant to Section 2.1.1 or 2.1.2 above is an Underwritten Offering and the managing underwriters of such proposed Underwritten Offering advise the Holders in writing that, in their opinion, the number of securities requested to be included in such Underwritten Offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the number of securities to be included in such Underwritten Offering shall be reduced in the following order of priority: first, there shall be excluded from the Underwritten Offering any securities to be sold for the account of any selling securityholder other than the Holders; second, there shall be excluded from the Underwritten Offering any securities to be sold for the account of SpinCo; and finally, the number of Registrable Securities of any Holders that have been requested to be included therein shall be reduced, pro rata based on the number of Registrable Securities owned by each such Holder, in each case to the extent necessary to reduce the total number of securities to be included in such offering to the number recommended by the managing underwriters.

2.1.5 Deferral or Suspension of Filing. SpinCo may (x) defer the filing (but not the preparation), initial effectiveness or continued use of a registration statement required by Section 2.1 or Section 2.3, or (y) require the Holders to suspend any offerings of Registrable Securities pursuant to this Agreement, in the case of each clauses (x) and (y) until a date not later than sixty (60) days after the Required Filing Date of any such registration statement and not more than ninety (90) days in any twelve (12) month period in the aggregate (for all such deferrals or suspensions pursuant to this Section 2.1.5): (A) if SpinCo is subject to any of its customary suspension or blackout periods, for all or part of the period of such blackout period, (B) if any offering would occur during the period commencing 10 days prior to any of up to two (2) annual scheduled investor day presentations, for which notice was provided to RemainCo at least three (3) months in advance, and ending on the earlier of (1) two days after the furnishing to the SEC of the Form 8-K reporting the substance of such investor day presentation or (2) six (6) Business Days after such investor day presentation, or (C) if (i) at the time SpinCo receives the Demand Request, SpinCo or any of its subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of SpinCo or a committee of the Board of Directors of SpinCo determines in good faith that such disclosure would be materially detrimental to SpinCo and its stockholders, (ii) prior to receiving the Demand Request, SpinCo had determined to effect a registered underwritten public offering of SpinCo’s equity securities for SpinCo’s account and SpinCo had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering, (iii) prior to receiving the Demand Request, SpinCo had determined to effect, on a reasonably prompt basis, a private offering of SpinCo’s equity securities for SpinCo’s account and SpinCo had taken substantial steps and is proceeding with reasonable diligence to effect such offering (each as confirmed to RemainCo in writing by inclusion of a representation to such effect in the certificate described below) or (iv) upon issuance by the SEC of a stop order suspending the effectiveness of any registration statement with respect to Registrable Securities or the initiation of proceedings with respect to such registration statement under Section 8(d) or 8(e) of the Securities Act; provided, however, that such a deferral in the case of clauses (ii) or (iii) above may occur only once, in the aggregate, in any twelve (12) month period, in addition to any other qualifications or limitations provided herein. A deferral of the filing of a registration statement pursuant to this Section 2.1.5 shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for SpinCo’s account is abandoned, and SpinCo shall provide RemainCo prompt notice of such lifting following the occurrence of any such event. In order to defer the filing of a registration statement pursuant to this Section 2.1.5, SpinCo shall promptly (but in any event within ten (10) days), upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by an executive officer of SpinCo stating that SpinCo is deferring such filing pursuant to this Section 2.1.5 and a general statement of the reason for such deferral and an approximation of the anticipated delay. After receiving such certificate, the holders of a majority of the Registrable Securities held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to SpinCo; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. SpinCo may defer the filing of a particular registration statement pursuant to a single Demand Request delivered in accordance with this Section 2.1.5(a) only once.

2.2. Piggyback Registrations.

2.2.1 Right to Piggyback. Each time SpinCo proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of SpinCo or the account of any securityholder of SpinCo) (a “Piggyback Registration”), SpinCo shall give prompt written notice to each Holder of Registrable Securities (which notice shall be given not less than seven (7) Business Days prior to the anticipated filing date of SpinCo’s registration statement), which notice shall offer each such Holder the opportunity to include any or all of its Registrable Securities in such registration statement, subject to the limitations contained in Section 2.2.2 hereof. Each Holder who desires to have its Registrable Securities included in such registration statement shall so advise SpinCo in writing (stating the number of shares desired to be registered) within three (3) Business Days after the date of such notice from SpinCo. Any Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in any registration statement pursuant to this Section 2.2.1 by giving written notice to SpinCo of such withdrawal. Subject to Section 2.2.2 below, SpinCo shall include in such registration statement all such Registrable Securities so requested to be included therein; provided, however, that SpinCo may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

2.2.2 Priority on Piggyback Registrations.

(a) If a Piggyback Registration is an underwritten offering and was initiated by SpinCo, and the managing underwriters of such proposed underwritten offering advise that, in their opinion, the number of securities requested to be included in such underwritten offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, SpinCo shall include in such registration statement (i) first, the securities SpinCo proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Holder, and (iii) third, any other securities requested to be included in such registration, provided that if such other securities have been requested to be included pursuant to a registration rights agreement, then such securities would be included as set forth in (ii) above. If as a result of the provisions of this Section 2.2.2(a) any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder’s request to include Registrable Securities in such registration statement.

(b) If a Piggyback Registration is an underwritten offering and was initiated by a security holder of SpinCo (other than pursuant to an Excluded Registration), and the managing underwriters of such proposed underwritten offering advise that, in their opinion, the number of securities requested to be included in such underwritten offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, SpinCo shall include in such registration statement (i) first, the securities requested to be included therein by the security holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Holder, and (iii) third, any other securities requested to be included in such registration (including securities to be sold for the account of SpinCo). If as a result of the provisions of this Section 2.2.2(b) any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder’s request to include Registrable Securities in such registration statement.

(c) No Holder may participate in any registration statement in respect of a Piggyback Registration hereunder unless such Holder (x) agrees to sell such Holder’s Registrable Securities requested by such Holder to be included in such Piggyback Registration on the basis provided in any underwriting arrangements approved by SpinCo and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents, each in customary form, reasonably required under the terms of such underwriting arrangements; provided, however, that no such Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Holder’s ownership of the Registrable Securities to be sold or transferred by such Holder free and clear of all liens, claims, and encumbrances, (ii) such Holder’s power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided, further, however, that the obligation of such Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling Registrable Securities, and the liability of each such Holder will be in proportion to the respective number of Common Shares proposed to be sold in such Piggyback Registration, or, if an Underwritten Offering is consummated, actually sold, by each such Holder, and provided, further, that such liability will be limited to, the net amount received by such Holder from the sale of his or its Registrable Securities pursuant to such registration.

(d) Withdrawal. Each Holder shall have the right to withdraw such Holder’s request for inclusion of its Registrable Securities in any Underwritten Offering pursuant to this Section 2.2 at least two Business Days prior to, or such lesser time in such Holder’s reasonable discretion up to, (i) in the case of a Demand Request in response to which SpinCo files a Registration Statement that is not a Shelf Registration Statement, effectiveness of the filing of the applicable Registration Statement or (ii) in the case of a Demand Request in response to which SpinCo files or utilizes a Shelf Registration Statement, the filing of the preliminary prospectus supplement related to the Shelf Registration Statement.

2.3. Shelf Registration Statement.

2.3.1 Filing.

(a) At any time after the date on which SpinCo first becomes and so long as SpinCo remains eligible to use a Form S-3 (or any similar or successor form) as a Shelf Registration Statement, upon the written request of any Holder, SpinCo shall promptly (but no later than 45 days after the receipt of such request) file with the SEC a Shelf Registration Statement (which, if permitted, shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act) relating to the offer and sale by such Holder of all or part of the Registrable Securities. If at any time while Registrable Securities are outstanding, SpinCo files any Shelf Registration Statement for its own benefit or for the benefit of holders of any of its securities other than the Holders, SpinCo shall use its reasonable best efforts to include in such Shelf Registration Statement such disclosures as may be required under the Securities Act to ensure that the Holders may sell their Registrable Securities pursuant to such Shelf Registration Statement through the filing of a prospectus supplement rather than a post-effective amendment.

(b) Effectiveness. SpinCo shall use its reasonable best efforts to (i) cause any such Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after such Shelf Registration Statement is filed and (ii) keep any such Shelf Registration Statement (or a replacement Shelf Registration Statement) continuously effective and in compliance with the Securities Act and usable for the resale of Registrable Securities for the lesser of thirty-six (36) months or until such time as there are no Registrable Securities remaining.

(c) Sales by Holders. The plan of distribution contained in the Shelf Registration Statement referred to in this Section 2.3 (or related prospectus supplement) shall be determined by RemainCo, if RemainCo or an Affiliate of RemainCo is a Requesting Holder for such Shelf Registration Statement, or otherwise by the other Requesting Holder or Holders, subject to the reasonable review of and consent (not to be unreasonably delayed, conditioned or withheld) of SpinCo. Each Holder shall be entitled to sell Registrable Securities pursuant to the Shelf Registration Statement referred to in this Section 2.3 from time to time and at such times as such Holder shall determine. Such Holder shall promptly advise SpinCo of its intention so to sell Registrable Securities pursuant to the Shelf Registration Statement.

(d) Underwritten Offering. If any Holder intends to sell Registrable Securities pursuant to the Shelf Registration Statement referred to in this Section 2.3 through an Underwritten Offering, SpinCo shall take all steps to facilitate such an offering, including the actions required pursuant to Section 2.5 and Section 2.1.3, as appropriate; provided, that SpinCo will not be required to facilitate such Underwritten Offering unless so requested by RemainCo and unless such offering is for a number of Registrable Securities with a market value, as of the closing price of the day such Holder notifies SpinCo of its intention to conduct an Underwritten Offering, that is equal to at least $50,000,000.

2.3.2 Block Trade.

(a) To the extent that a Shelf Registration Statement is effective, RemainCo shall have the right to request that SpinCo file a prospectus supplement in connection with an Approved Block Trade, and the filing of such prospectus supplement shall not count as a Demand Registration.

(b) In connection with an Approved Block Trade, to the extent required by the relevant underwriters, SpinCo shall obtain so-called “comfort letters” from its independent public accountants, and legal opinions of counsel to SpinCo addressed to the underwriters, in customary form and covering such matters as are customarily covered by such letters and opinions and shall enter into such other agreements, including underwriting agreements in customary form. Delivery of any such opinions or comfort letters shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by underwriters who receive such comfort letters or opinions. In connection with an Approved Block Trade, SpinCo shall make available for inspection by (i) one authorized representative of RemainCo, (ii) any underwriter participating in an Approved Block Trade and (iii) each of their representatives, all financial and other information as shall be reasonably requested by them, and provide such persons the reasonable opportunity to discuss the business affairs of SpinCo with its principal executives and independent public accountants who have certified the audited financial statements included in the applicable Shelf Registration Statement in each case as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that the information that SpinCo determines, in good faith, to be confidential shall not be disclosed unless such person signs a confidentiality agreement reasonably satisfactory to SpinCo. In addition, SpinCo shall take such other actions as are reasonably required and customary in order to expedite or facilitate an Approved Block Trade.

2.4. Holdback Agreements.

(a) SpinCo shall not effect any public or otherwise marketed sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period (or such lesser period as the lead or managing underwriters may reasonably require) beginning on (i) the effective date of any registration statement in connection with a Demand Registration or a Piggyback Registration (other than a Shelf Registration), or (ii) in the case of a Shelf Registration, the date of the filing of any prospectus relating to the offer and sale of Registrable Securities, except pursuant to any registrations on Form S-4 or Form S-8 or any similar or successor form or unless the underwriters managing any such public offering otherwise agree.

(b) If any Holder of Registrable Securities notifies SpinCo in writing that it intends to effect an Underwritten Offering of Common Stock registered pursuant to a Shelf Registration or otherwise pursuant to Article 2 hereof (including any Demand Registration), SpinCo shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the seven days prior to and during the 90-day period (or such lesser period as the lead or managing underwriters may reasonably require) beginning on (i) the effective date of any registration statement in connection with a Demand Registration or a Piggyback Registration (other than a Shelf Registration), or (ii) in the case of a Shelf Registration, the date of the filing of any prospectus relating to the offer and sale of Registrable Securities, except pursuant to registrations on Form S-4 or Form S-8 or any similar or successor form or unless the underwriters managing any such public offering otherwise agree. Subject to the conditions described in the preceding sentence, if so requested by the managing underwriters of such Underwritten Offering, SpinCo agrees to enter into a customary lock-up agreement with the underwriters for the same period, subject to customary exceptions. If so requested by the managing underwriter of such Underwritten Offering, SpinCo shall cause its directors and executive officers to enter into customary lock-up agreements with the underwriters for the same period, subject to customary exceptions.

(c) In the event of an Underwritten Offering by SpinCo (whether for the account of SpinCo or otherwise), each Holder of Registrable Securities shall consider in good faith any request by the lead or managing underwriters for such Underwritten Offering to enter into a customary lock-up agreement with the lead or managing underwriters for such Underwritten Offering, in customary form and subject to customary exceptions, pursuant to which such Holder shall, if such Holder agrees to enter into such lock-up agreement in its sole discretion, agree not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, including any sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Offering), during the seven days prior to, and during the 90-day period (or such lesser period as the lead or managing underwriters may require) beginning on, the effective date of the registration statement for such Underwritten Offering (or, in the case of an offering pursuant to an effective shelf registration statement pursuant to Rule 415, the pricing date for such Underwritten Offering); provided, that such restrictions shall not apply in any circumstance to (i) securities acquired by a Holder in the public market subsequent to the date hereof, (ii) distributions-in-kind to a Holder’s limited or other partners, members, shareholders or other equity holders, and (iii) transfers by RemainCo to any of its Subsidiaries or any other Permitted Transferee. Notwithstanding the foregoing, Holders shall not be required to enter into or consider, in good faith or otherwise, entering into any lock-up agreements of the type contemplated by this Section 2.4(c) unless each of SpinCo’s directors, executive officers and holders of 5% or more of the outstanding Common Stock agrees to be bound by a substantially identical holdback agreement for at least the same period of time.

2.5. Registration Procedures. Whenever any Holder has requested that any Registrable Securities be registered pursuant to this Agreement, SpinCo will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as is practicable, and pursuant thereto SpinCo will as expeditiously as possible:

(i) prepare and file with the SEC, pursuant to Section 2.1.1(b) with respect to any Demand Registration, a registration statement on any appropriate form under the Securities Act with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, provided that as far in advance as practicable before filing such registration statement or any amendment thereto, SpinCo will furnish to the selling Holders copies of reasonably complete drafts of all such documents prepared to be filed (including exhibits), and any such Holder shall have the opportunity to object to any information contained therein and SpinCo will make corrections reasonably requested by such Holder with respect to such information prior to filing any such registration statement or amendment;

(ii) except in the case of a Shelf Registration, prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than two hundred seventy (270) days (or such lesser period as is necessary for the underwriters in an Underwritten Offering to sell unsold allotments or such greater period as otherwise provided herein) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iii) in the case of a Shelf Registration, use reasonable best efforts to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities subject thereto for a period ending on the earlier of (x) 36 months after the effective date of such registration statement and (y) the date on which all the Registrable Securities subject thereto have been sold pursuant to such registration statement;

(iv) furnish to each seller of Registrable Securities and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any prospectus supplement, any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section 2.6 and the requirements of the Securities Act and applicable state securities laws, SpinCo consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Securities covered by the registration statement of which such prospectus, amendment or supplement is a part);

(v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests (or, in the event the registration statement does not relate to an Underwritten Offering, as the holders of a majority of such Registrable Securities may reasonably request); use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the disposition of the Registrable Securities owned by such seller in such jurisdictions (provided, however, that SpinCo will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

(vi) promptly notify each seller and each underwriter and (if requested by any such Person) confirm such notice in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii) permit any selling Holder, which in such Holder’s sole judgment with consultation of SpinCo, might reasonably be deemed to be an underwriter or a controlling person of SpinCo, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to SpinCo in writing, which in the reasonable judgment of such Holder and its counsel should be included;

(viii) make reasonably available members of management of SpinCo, as selected by the Holders of a majority of the Registrable Securities included in such registration, for assistance in the selling effort relating to the Registrable Securities covered by such registration, including, but not limited to, the participation of such members of SpinCo’s management in road show presentations;

(ix) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with the registration and sale of such Registrable Securities, including the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and make generally available to SpinCo’s securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the twelve (12) month period beginning with the first day of SpinCo’s first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said twelve (12) month period, and which requirement will be deemed to be satisfied if SpinCo timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(x) if requested by the managing underwriter or any seller, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

(xi) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), if not publically available in electronic format on the SEC’s EDGAR database, deliver a copy of each such document to each seller;

(xii) to the extent Registrable Securities are in certificated form, cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to SpinCo’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

(xiii) promptly make available for inspection by any seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of SpinCo (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause SpinCo’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, SpinCo shall not be required to provide any information under this subparagraph (x) if (A) SpinCo believes, after consultation with counsel for SpinCo, that either (1) the requested Records constitute confidential commercial and/or supervisory information within the meaning of 5 U.S.C. §§ 552(b)(4) and (8), or (2) to do so would cause SpinCo to forfeit an attorney-client privilege that was applicable to such information, or (B) if either (1) SpinCo has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) SpinCo reasonably determines in good faith that such Records are not confidential commercial and/or supervisory information as provided in clause (A)(1) above but are otherwise confidential and so notifies the Inspectors in writing, unless prior to furnishing any such information with respect to clause (B) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to SpinCo and allow SpinCo, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

(xiv) furnish to each seller and underwriter a signed counterpart of (A) an opinion or opinions of counsel to SpinCo, and (B) a comfort letter or comfort letters from SpinCo’s independent public accountants (unless such accountant shall be prohibited from so addressing such letters to any recipient contemplated above by applicable standards of the accounting profession), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests, and in each case subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by underwriters who receive such comfort letters or opinions;

(xv) cause the Registrable Securities included in any registration statement to be (A) listed on each securities exchange, if any, on which similar securities issued by SpinCo are then listed, or (B) quoted on any inter-dealer quotation system if similar securities issued by SpinCo are quoted thereon;

(xvi) provide a transfer agent and registrar for all Registrable Securities registered hereunder;

(xvii) cooperate with each seller and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”);

(xviii) during the period when the prospectus is required to be delivered under the Securities Act, use reasonable best efforts to promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

(xix) notify each seller of Registrable Securities promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(xx) enter into such agreements (including customary underwriting agreements) as are customary in connection with an underwritten registration; and

(xxi) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

2.6. Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Securities that, upon receipt of any notice (a “Suspension Notice”) from SpinCo of the happening of any event of the kind described in Section 2.5(vi)(C) such Holder will forthwith discontinue disposition of Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the “Advice”) by SpinCo that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by SpinCo, such Holder will deliver to SpinCo all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event SpinCo shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Sections 2.5(ii) and 2.5(iii) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. SpinCo shall use its reasonable best efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

2.7. Registration Expenses.

2.7.1 Demand Registrations. All reasonable, out-of-pocket fees and expenses incident to any Demand Registration or Shelf Registration including, without limitation, fees and expenses arising in connection with SpinCo’s performance of or compliance with this Article 2, all registration and filing fees, all fees and expenses associated with filings required to be made with FINRA (including, if applicable, the reasonable fees and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 2720, and of its counsel), as may be required by the rules and regulations of FINRA, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a Holder of Registrable Securities), messenger and delivery expenses, the fees and expenses incurred in connection with any listing or quotation of the Registrable Securities, fees and expenses of counsel for SpinCo and its independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance), the fees and expenses of any special experts retained by SpinCo in connection with such registration, and any transfer taxes and underwriting discounts, commissions, or fees in connection with the sale of the Registrable Securities will be borne by the Holders pro rata on the basis of the number of shares so registered whether or not any registration statement becomes effective. All other costs, fees and expenses incident to SpinCo’s performance or compliance with this Agreement will be borne by SpinCo, and the fees and expenses of any counsel, accountants, or other persons retained or employed by any Holder will be borne by such Holder.

2.7.2 Piggyback Registrations. All fees and expenses incident to any Piggyback Registration including, without limitation, fees and expenses arising in connection with SpinCo’s performance of or compliance with this Article 2, all registration and filing fees, all fees and expenses associated with filings required to be made with FINRA (including, if applicable, the reasonable fees and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 2720, and of its counsel), as may be required by the rules and regulations of FINRA, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses), messenger and delivery expenses, the fees and expenses incurred in connection with any listing or quotation of the Registrable Securities, fees and expenses of counsel for SpinCo and its independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance), the fees and expenses of any special experts retained by SpinCo in connection with such registration, and the fees and expenses of other persons retained by SpinCo will be borne by SpinCo (unless paid by a security holder that is not a Holder for whose account the registration is being effected) whether or not any registration statement becomes effective; provided, however, that any transfer taxes, underwriting discounts, commissions, or fees in connection with the sale of the Registrable Securities will be borne by the Holders pro rata on the basis of the number of shares so registered and the fees and expenses of any counsel, accountants, or other persons retained or employed by any Holder will be borne by such Holder.

2.7.3 Block Trades. RemainCo and SpinCo shall equally split the fees of SpinCo’s independent public accountants, and printing expenses associated with the preparation and distribution of the requested prospectuses and prospectus supplements associated with each Approved Block Trade. RemainCo shall pay all other costs and expenses associated with an Approved Block Trade, including all of its costs and expenses associated with such sales (including attorney fees of RemainCo and applicable stock transfer taxes and underwriting discounts and commissions) provided, however, that SpinCo shall pay the fees and expenses of its attorneys in connection with such Approved Block Trades.

2.8. Indemnification.

2.8.1 Indemnification by SpinCo. SpinCo agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Securities, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the “Seller Affiliates”) (A) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 2.8.3) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or any other disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report incident to any such registration, qualification or compliance, or based on any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (C) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, or such violation of the Securities Act, Exchange Act or any state securities laws applicable to SpinCo, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; except insofar as any such statements are made in reliance upon and in strict conformity with information furnished in writing to SpinCo by such seller or any Seller Affiliate for use therein or in the case of an offering that is not underwritten. The reimbursements required by this Section 2.8.1 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

2.8.2 Indemnification by Holders. In connection with any registration statement in which a seller of Registrable Securities is participating, each such seller will furnish to SpinCo in writing such information and affidavits in respect of such information as reasonably required by SpinCo for purposes of including relevant biographical, ownership and similar information as SpinCo reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify SpinCo and each of its employees, advisors, agents, representatives, partners, officers and directors and each Person who controls SpinCo (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and any agent or investment advisor thereof against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 2.8.3) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or any other disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report incident to any such registration, qualification or compliance, or based on any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with any information or affidavit so furnished in writing to SpinCo by such seller or any of its Seller Affiliates specifically for inclusion in the registration statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Securities, and the liability of each such seller of Registrable Securities will be in proportion to, and will be limited to, the net amount received by such seller from the sale of Registrable Securities pursuant to such registration statement; provided, however, that such seller shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to SpinCo information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to SpinCo. In connection with an Underwritten Offering, SpinCo, if requested, will indemnify the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Seller Affiliates and in such other manner as the underwriters may request in accordance with their standard practice. The reimbursements required by this Section 2.8.2 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

2.8.3 Indemnification Procedures. Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such indemnified party except to the extent such failure to give such notice actually prejudices the indemnifying party in respect of such claim) provided further, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that such indemnified party shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (X) the indemnifying party has agreed to pay such fees or expenses, or (Y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such indemnified party. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels. The indemnified party shall not have the right to settle an action without the consent of the indemnifying party.

2.8.4 Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.8.1 or Section 2.8.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact has been made (or omitted) by, or relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8.4 were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.8.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.8.3, defending any such action or claim. Notwithstanding the provisions of this Section 2.8.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this Section 2.8.4 to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint. If indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.8.1 and Section 2.8.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.8.4 subject, in the case of the Holders, to the limited dollar amounts set forth in Section 2.8.2.

2.8.5 Survival of Indemnification. The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

2.9. Transfer of Registration Rights. RemainCo and any Permitted Transferee may transfer all or any portion of its rights under this Agreement to any Permitted Transferee or any transferee of Registrable Securities constituting not less than 10% of the outstanding shares of Common Stock at the time of transfer upon such transferee’s agreeing to be bound by the terms of this Agreement. Any transfer of registration rights pursuant to this Section 2.9 from RemainCo or any Permitted Transferee to any person that is not an Affiliate of RemainCo shall be effective upon receipt by SpinCo of (i) written notice from the transferor stating the name and address of the transferee and identifying the number of Registrable Securities with respect to which rights under this Agreement are being transferred, and (ii) an executed copy of such transferee’s agreement referred to in the immediately preceding sentence.

2.10. Rule 144. SpinCo will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if SpinCo is not required to file such reports, will, upon the request of the Holders, make publicly available other information) and will take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any Holder, SpinCo will deliver to such Holder a written statement as to whether it has complied with such requirements and will, at its expense, forthwith upon the request of any such Holder, deliver to such Holder a certificate, signed by SpinCo’s principal financial officer, stating (a) SpinCo’s name, address and telephone number (including area code), (b) SpinCo’s Internal Revenue Service identification number, (c) SpinCo’s SEC file number, (d) the number of shares of each class of capital stock outstanding as shown by the most recent report or statement published by SpinCo, and (e) whether SpinCo has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

2.11. Preservation of Rights. SpinCo will not (i) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder or (ii) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Holders in this Agreement.

ARTICLE 3

TERMINATION

3.1. Termination. The Holders may exercise the registration rights granted hereunder in such manner and proportions as they shall agree among themselves. The registration rights hereunder shall cease to apply to any particular Registrable Security when: (a) a registration statement with respect to the sale of such shares of Common Stock shall have become effective under the Securities Act and such shares of Common Stock shall have been disposed of in accordance with such registration statement; (b) such shares of Common Stock shall have been sold to the public pursuant to Rule 144 under the Securities Act (or any successor provision); (c) such shares of Common Stock shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by SpinCo and subsequent public distribution of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force; (d) such shares shall have ceased to be outstanding; or (e) the Holder of such Registrable Security holds less than two percent (2%) of the then issued and outstanding shares of Common Stock (determined, in the case of RemainCo or any of its direct or indirect Subsidiaries, as applicable, as the aggregate number of Registrable Securities held by RemainCo together with all of its direct or indirect Subsidiaries) and such Registrable Securities are eligible for sale pursuant to Rule 144 under the Securities Act (or any successor provision) without restriction. SpinCo shall promptly upon the request of any Holder furnish to such Holder evidence of the number of shares of Common Stock then outstanding.

ARTICLE 4

MISCELLANEOUS

4.1. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by facsimile or email with receipt confirmed (followed by delivery of an original via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.1):

If to RemainCo:

MetLife, Inc.

200 Park Avenue

New York, NY 10166

Attention: Adam Hodes, Executive Vice President, Mergers & Acquisitions

with a copy to:

MetLife, Inc. 200 Park Avenue

New York, NY 10166

Attention: General Counsel

If to SpinCo:

Brighthouse Financial, Inc.

Gragg Building

11225 North Community House Road

Charlotte, NC 28277

Attention: Eric T. Steigerwalt, President and CEO

with a copy to:

Brighthouse Financial, Inc.

Gragg Building

11225 North Community House Road

Charlotte, NC 28277

Attention: Christine M. DeBiase, General Counsel and Secretary

If to any other Holder, the address indicated for such Holder in SpinCo’s stock transfer records with copies, so long as RemainCo owns any Registrable Securities, to RemainCo as provided above.

Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when receipt is acknowledged, if sent by facsimile or email; and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

4.2. Authority. Each of the parties hereto represents to the other that (i) it has the corporate power and authority to execute, deliver and perform this Agreement, (ii) the execution, delivery and performance of this Agreement by it has been duly authorized by all necessary corporate action and no such further action is required, (iii) it has duly and validly executed and delivered this Agreement, and (iv) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles.

4.3. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York irrespective of the choice of laws principles of the State of New York other than Section 5-1401 of the General Obligations Law of the State of New York. Each party hereto submits to the non-exclusive jurisdiction of the courts of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and the appellate courts having jurisdiction of appeals in such courts to resolve any dispute, controversy or claim arising out of, or relating to, the transactions contemplated by this Agreement, or the validity, interpretation, breach or termination of any provision of this Agreement.

4.4. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.4.

4.5. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall be binding upon and benefit SpinCo, each Holder, and their respective successors and assigns.

4.6. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

4.7. Remedies. The parties hereto hereby expressly recognize and acknowledge that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to any party, except as otherwise expressly provided herein, an aggrieved party under this Agreement shall be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy. Neither party shall be required to obtain or furnish any bond or similar instrument in connection with or as a condition to obtaining or seeking any such remedy. For the avoidance of doubt, nothing in this Agreement shall diminish the availability of specific performance of the obligations under this Agreement or any other injunctive relief. Such remedies, and any and all other remedies provided for in this Agreement, shall be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any party may otherwise have. Each of the parties hereto hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the parties. Each party hereto hereby further agrees that in the event of any action by the other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

4.8. Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in a writing signed by the party against whom the existence of such waiver is asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

4.9. Amendment. This Agreement may not be amended or modified in any respect except by a written agreement signed by SpinCo, RemainCo (so long as RemainCo owns any Common Stock) and the Holders of a majority of the then outstanding Registrable Securities.

4.10. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties to each such agreement in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or pdf shall be as effective as delivery of a manually executed counterpart of any such Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

METLIFE, INC.

By:
Name:
Title:

BRIGHTHOUSE FINANCIAL, INC.

By:
Name:
Title: